American Funds Insurance Series® Capital Income Builder® Summary Prospectus Supplement December 1, 2017 (for Class 1, Class 1A, Class 2 and Class 4 shares summary prospectuses dated May 1, 2017)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	3 years	Partner – Capital Fixed Income Investors
Gerald Du Manoir	Less than 1 year	Partner – Capital International Investors
Steven T. Watson	Less than 1 year	Partner – Capital International Investors
Philip Winston	3 years	Partner – Capital International Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-036-1217O CGD/8024-S64193